                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         First National Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                     NOTICE OF THE ANNUAL SHAREHOLDERS MEETING OF
                             FIRST NATIONAL BANCORP, INC.




To the Shareholders of First National Bancorp, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Shareholders Meeting of First National Bancorp, Inc. (the "Company"), will be held on Thursday, March 12, 1998, at 3:00 p.m. at the main office of the First National Bank of Joliet, 78 North Chicago Street, Joliet, Illinois, for the purpose of considering and voting upon the following matters:


     1.   The election of twelve (12) directors of the Company.

     2. The transaction of such other business as may properly be brought before the meeting or any adjournments or postponements thereof.


The Board of Directors knows of no other business to be brought before the meeting. The close of business of the Company on Friday, February 06, 1998, has been fixed by the Board of Directors as the record date for the determination of Shareholders of the Company entitled to notice of and to vote at the Annual Shareholders Meeting and any adjournments or postponements thereof.


Dated:   February 19, 1998


                          By Order of the Board of Directors


                                   Kevin T. Reardon
                                Chairman of the Board
                             and Chief Executive Officer





                                     IMPORTANT

WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

                                     [LETTERHEAD]

February 19, 1998



To Our Shareholders:

On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Shareholders Meeting of First National Bancorp, Inc. to be held on Thursday, March 12, 1998, at 3:00 p.m. at the main office of First National Bank of Joliet at 78 North Chicago Street, Joliet, Illinois.

The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

In addition to the specific matters to be acted upon, there will be a report on the progress of First National Bancorp, Inc. and its subsidiaries, First National Bank of Joliet, Southwest Suburban Bank, Bank of Lockport and Plano Bancshares, Inc. and its subsidiary the Community Bank of Plano.

It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to please mark, sign, date and promptly return the enclosed BLUE proxy in the envelope provided.

Sincerely,



/s/ Kevin T. Reardon
---------------------------
Kevin T. Reardon
Chairman of the Board
and Chief Executive Officer


KTR:jrc

                             FIRST NATIONAL BANCORP, INC.
                               78 NORTH CHICAGO STREET
                               JOLIET, ILLINOIS  60432

                                   PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies to be voted at the Annual Shareholders Meeting of First National Bancorp, Inc. (the "Company") to be held on Thursday, March 12, 1998, at 3:00 p.m. at 78 N. Chicago Street, Joliet, Illinois, and any adjournments or postponements thereof and further to inform the Shareholders concerning the use of the proxy and the business to be transacted at the meeting.

     This proxy statement and form of proxy were first mailed to the Shareholders on or about Thursday, February 19, 1998.

     The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The proxy may be revoked at any time before it is voted whether in writing delivered to the Company stating that the proxy is revoked or by a subsequent proxy executed by or attendance at the meeting and voting in person by the person executing the proxy. The items enumerated herein constitute the only business which the Board of Directors intends to present or is informed that others will present at the meeting. If any other matters are properly presented at the meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     The expenses in connection with the solicitation of proxies will be borne by the Company. Solicitation will be made by mail, but may in some cases also be made by telephone or personal calls by officers, directors or regular employees of First National Bank of Joliet who will not be specially compensated for such solicitation.

     On the record date, the Company had issued and outstanding and entitled to vote 2,431,804 shares of $10.00 par value common stock, except that 8,286 shares, or .34%, are held by the Trust Department of First National Bank of Joliet as sole Trustee and may not be voted. Only Shareholders of record at the close of business of the Company on Friday, February 06, 1998, are entitled to notice of and to vote at the Shareholders meeting. Each share of common stock entitles the holder to one (1) vote on any matter brought before the meeting except for the election of directors.

     A quorum of Shareholders is necessary to take action at the Annual Shareholders Meeting. A majority of the outstanding shares of common stock of the Company, represented in person or by proxy, will constitute a quorum of Shareholders at the Annual Shareholders Meeting. Abstentions will be considered as present for purposes of a quorum and will be considered as a no vote on any matter brought before the Shareholders. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of common stock on a particular matter, those shares will be considered as present for purposes of a quorum but will not be entitled to vote with respect to that matter. Votes cast by proxy or in person at the Annual Shareholders Meeting will be tabulated by the inspectors of election appointed for the Annual Shareholders Meeting.

     In the election for directors, each Shareholder shall have the right to vote the number of shares owned by such Shareholder for as many persons as there are directors to be elected or to cumulate such votes and give one (1) person as many votes as shall equal the number of directors to be elected multiplied by the number of such shares or to distribute such cumulative votes in any proportion among any number of persons. The twelve (12) persons receiving a plurality of the votes cast for director shall be elected as directors. For any other proposal brought before the Shareholders, a simple majority of the votes cast is required for the proposal to be approved.

     A copy of the 1997 Annual Report of the Company and its wholly owned subsidiaries, the First National Bank of Joliet ("FNB"), Southwest Suburban Bank ("SWSB"), the Bank of Lockport ("BOL") and Plano Bancshares, Inc. and its subsidiary the Community Bank of Plano ("CBP"), is enclosed and accompanies this Proxy Statement. Also enclosed is a supplement to the 1997 Annual Report containing management's report on the performance of the Company in 1997, as well as certain additional financial information.

ELECTION OF DIRECTORS

     The twelve (12) persons named below are the persons whom the Board of Directors recommends for election as directors of the Company for a term ending at the next Annual Shareholders Meeting in 1999. All of the nominees are members of the current Board of Directors of the Company.

     It is intended that all shares of common stock represented by a proxy in the accompanying form will be voted for the election of the persons listed below as directors unless authority to vote for the election of directors is withheld in such proxy. The Board of Directors has no reason to believe that any of the nominees will refuse or be unable to serve, but if any of the nominees will refuse or be unable to serve, proxies will be voted for election of other persons selected by the Board of Directors. Certain information with respect to the nominees is set forth below.

                                NOMINEES FOR DIRECTOR

                           PRINCIPAL OCCUPATION FOR THE                                         DIRECTOR OF COMPANY OR
NAME AND AGE               PAST FIVE YEARS(1)                                                      SUBSIDIARY SINCE
------------               -------------------                                                    ----------------
Sheldon C. Bell            President, Bell Realty, Inc.                                                  1973
(Age 63)                   (Real Estate)

George H. Buck             President, Werden Buck Company                                                1980
(Age 49)                   (Face Brick-Masonry Materials)

Albert G. D'Ottavio        President, Secretary/Treasurer, and COO, First National Bancorp,              1980
(Age 54)                   Inc.; President and COO, First National Bank of Joliet

Watson A. Healy            Architect                                                                     1976
(Age 73)

Paul A. Lambrecht          Retired Chairman, Brown & Lambrecht Construction, Inc.                        1976
(Age 74)                   (Earthmoving)

Harvey J. Lewis            Farmer                                                                        1973
(Age 73)

Walter F. Nolan            Member, Clifton Gunderson & Co., L.L.C.                                       1991
(Age 57)                   (Certified Public Accountant)

Charles R. Peyla(2)        President, Illinois Securities Company                                        1973
(Age 65)                   (Insurance)

Louis R. Peyla (2)         Chairman of the Board, Illinois Securities Company                            1983
(Age 67)                   (Insurance)

Kevin T. Reardon(3)        Chairman of the Board and CEO, First National Bancorp, Inc.                   1973
(Age 62)                   and First National Bank of Joliet

Michael C. Reardon(3)      Senior Vice President, First National Bank of Joliet                          1994
(Age 39)

Howard E. Reeves           President, HOW Enterprises, Inc.                                              1980
(Age 64)                   (Land Development)


(1) All of the above named directors have been engaged in the principal occupation specified for more than five years.
(2)  Charles R. Peyla and Louis R. Peyla are brothers.
(3)  Kevin T. Reardon is the father of Michael C. Reardon.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock at December 31, 1997 by each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.


               NAME OF INDIVIDUALS OR               AMOUNT AND NATURE OF      PERCENT OF
               NUMBER OF INDIVIDUALS IN GROUP    BENEFICIAL OWNERSHIP(1)           CLASS
               ------------------------------    -----------------------           -----
               DIRECTORS

               Sheldon C. Bell                                    21,504            .88%
               George H. Buck                                     15,796            .65%
               Albert G. D'Ottavio                                16,076            .66%
               Watson A. Healy                                    10,494            .43%
               Paul A. Lambrecht                                  40,946           1.68%
               Harvey J. Lewis                                     8,700            .36%
               Walter F. Nolan                                    38,090           1.57%
               Charles R. Peyla                                   48,848           2.01%
               Louis R. Peyla                                     42,514           1.75%
               Michael C. Reardon                                  3,587            .15%
               Kevin T. Reardon                                   57,052           2.35%
               Howard E. Reeves                                   37,314           1.53%

               All directors and executive officers              357,141          14.69%
               of the Company and the Bank as a
               group (15 persons)


(1) All of the listed directors and executive officers exercise sole voting and investment control over the shares indicated and own the shares directly, except for the following shares: Sheldon C. Bell--jointly with spouse 3,120 shares, trust 17,172 shares; George H. Buck--custodian 84 shares; Watson A. Healy--trust 9,448 shares; Paul A. Lambrecht--jointly with spouse 13,716 shares, trust 26,184 shares; Harvey J. Lewis--trustee 6,150 shares, spouse trustee 2,130 shares; Walter F. Nolan--jointly with spouse 15,330 shares; Charles R. Peyla--agent for the Illinois Securities Company 11,022 shares, co-trustee 35,248 shares, spouse 84 shares; Louis R. Peyla--co-trustee 36,112 shares; Kevin T. Reardon--trust 28,690 shares, spouse trust 20,162 shares, trustee 8,100 shares; Michael C. Reardon--jointly with spouse 2,671 shares; Howard E. Reeves--spouse 7,870 shares, trust 11,964 shares, trustee for company profit sharing trust 16,800 shares. The following executive officers named in the Summary Compensation Table are John J. Keigher--total of 6,474 shares, all held jointly with spouse; Jack A. Podlesny--total of 2,504 shares, of which 1,296 shares are held jointly with spouse, 336 shares held jointly with other relatives; James T. Limacher--total of 7,242 shares, of which 198 are held as trustee.

TRANSACTIONS WITH MANAGEMENT

     Directors and officers of the Company and its subsidiaries and their associates were customers of, and had transactions with, the Company and its subsidiaries during 1997. Additional transactions may be expected to take place in the future. All loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

     Charles R. and Louis R. Peyla each own more than a 10% interest in the Illinois Securities Company. FNB, SWSB, BOL, and CBP have purchased insurance policies through the Illinois Securities Company for a number of years and the Company and its subsidiaries will continue to do so in 1998. In 1997, FNBJ, SWSB, BOL and CBP paid approximately $406,900 in insurance premiums for various policies to the Illinois Securities Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act requires that the Company's directors, executive officers and persons who own more than 10% of the Company's common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms and, if appropriate, representations made to the Company by any such reporting person concerning whether a Form 5 was required to be filed for the 1997 fiscal year, the Company is not aware that any of its directors and executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 1997 through December 31, 1997.

BOARD OF DIRECTORS AND COMMITTEES OF THE COMPANY

     The Board of Directors of the Company had twelve (12) meetings in 1997. No director attended less than 80% of all such meetings. The directors of the Company do not receive any compensation for attendance at meetings of the directors of the Company. All directors of the Company also serve as directors of FNB and only receive compensation as directors of FNB. Mr. Kevin T. Reardon and Mr. Albert G. D'Ottavio also serve as directors of the Company's other subsidiaries without additional compensation. Mr. Michael C. Reardon also serves as director of BOL without additional compensation.

     The Company's Board of Directors did not have any committees in 1997. The full Board of Directors considers matters pertaining to nominations to the Board.

COMPENSATION OF DIRECTORS

     Directors of the Company are not paid a fee for serving on the Company's Board. Directors of FNB receive a fee of $2,000 per meeting of the FNB Board and $200 for each committee meeting attended.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Officers of the Company are not compensated separately from their respective positions at FNB. The Compensation Committee of FNB is responsible for recommending salaries to the Board of Directors of FNB and establishing compensation plans and policies for the executive officers and members of management of FNB. The Board of Directors of FNB reviews and acts upon the recommendations of the Compensation Committee.

     The Compensation Committee has in the past set annual compensation recommendations by evaluating the responsibilities of the positions and the individuals' experience, performance, career progress and development. The Compensation Committee utilized Sheshunoff, Illinois Bank Administration and Bank Administration Institute surveys in the analysis of compensation levels of similarly employed individuals. The compensation of the executive officers as established by the Compensation Committee and approved by the Board of Directors of FNB are generally targeted in the middle of the compensation levels in these surveys. In addition, the compensation of its chief executive officer and chief operating officer are reviewed with respect to their very active roles in the performance and management of the Company and its four subsidiary banks, FNB, SWSB, BOL and CBP. With respect to Mr. Kevin T. Reardon, the Compensation Committee of FNB recommended and the Board of Directors of FNB approved an increase in his base cash compensation for 1997 from $246,000 to $260,000. With respect to Mr. Albert G. D'Ottavio, the Compensation Committee of FNB recommended and the Board of Directors of FNB approved an increase in his base cash compensation for 1997 from $198,000 to $210,000.

     In reaching a decision with respect to bonuses to be awarded, the Committee gave significant consideration to the individual contributions of the officer, the favorable operating results of the Company in 1997 and the continued success of FNB, SWSB, BOL and CBP with respect to earnings, return on equity, return on assets, total return to shareholders and financial condition. No precise weighting was assigned to any of these factors and the Committee believes that the performance of the Company in each area has compared favorably with similar sized bank holding companies in this geographic area. The bonuses reflect the view of the Compensation Committee that the awards were appropriate in light of the excellent performance over the past three years of the Company and its subsidiary banks. The Compensation Committee recognized achievements of the chief executive officer and the chief operating officer in the areas of customer service, technology use and innovation, and management efficiency, but did not assign a weighting factor to any specific area. With respect to Mr. Kevin T. Reardon, Chief Executive Officer, the Compensation Committee of FNB recommended and its Board of Directors approved his bonus for 1997 in the amount of $200,000. With respect to Mr. Albert G. D'Ottavio, Chief Operating Officer, the Compensation Committee of FNB recommended and its Board of Directors approved his bonus for 1997 in the amount of $125,000.

     Neither Mr. Reardon nor Mr. D'Ottavio participated in discussions of the Compensation Committee regarding either of their compensation.

     This report is submitted on behalf of the members of the Committee:

                                  Charles R. Peyla
                                 Paul A. Lambrecht
                                  Kevin T. Reardon
                                Albert G. D'Ottavio
                                  Howard E. Reeves

     THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE COMPANY SHALL NOT BE DEEMED TO INCLUDE THE PRECEDING REPORT UNLESS SUCH REPORT IS SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not have a Compensation Committee and no compensation is paid by the Company to any officer. However, Kevin T. Reardon and Albert G. D'Ottavio, Chief Executive Officer and Chief Operating Officer, respectively, do serve on the Compensation Committee of FNB. They do not participate in any discussions and they abstain from any vote of the Compensation Committee regarding either of their compensation as officers of FNB. The Company's Board of Directors had no compensation committee interlocks with any other entity.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid or granted for the past three fiscal years to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers of the Company whose aggregate salary and bonus exceeded $100,000 for the 1997 fiscal year.



                                                         SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         LONG TERM COMPENSATION
                                                                                  ---------------------------------
                                             ANNUAL COMPENSATION                           AWARDS           PAYOUTS
                                                                                           ------           -------
                                   ---------------------------------------------------------------------------------
               (a)                  (b)        (c)          (d)          (e)           (f)        (g)        (h)          (i)
                                                                        Other                   Securities
                                                                        Annual     Restricted  Underlying    LTIP      All Other
Name and Principal                                                      Compen-       Stock     Options/   Payouts      Compen-
Position                           Year      Salary($)    Bonus($)     sation($)     Award(s)   SARs(#)      ($)      sation($)(1)
-----------------------------------------------------------------------------------------------------------------------------------
Kevin T. Reardon                   1997      260,000      200,000         -0-          -0-         -0-        -0-      4,750.00
Chairman of the Board, CEO         1996      246,000      180,000         -0-          -0-         -0-        -0-      4,500.00
and Director of First National     1995      230,000      180,000         -0-          -0-         -0-        -0-      4,594.00
Bank of Joliet


Albert G. D'Ottavio                1997      210,000      125,000         -0-          -0-         -0-        -0-      4,709.00
President, COO and Director of     1996      198,000      112,000         -0-          -0-         -0-        -0-      4,626.00
First National Bank of Joliet      1995      185,000      112,000         -0-          -0-         -0-        -0-      4,509.00


John J. Keigher                    1997      113,000       30,000         -0-          -0-         -0-        -0-      3,675.00
Senior Vice President of           1996      108,000       30,000         -0-          -0-         -0-        -0-      3,528.00
First National Bank of Joliet      1995      100,000       20,000         -0-          -0-         -0-        -0-      3,565.00


Jack A. Podlesny                   1997      112,000       30,000         -0-          -0-         -0-        -0-      3,583.00
Senior Vice President and          1996      108,000       10,000         -0-          -0-         -0-        -0-      3,500.00
Cashier of First National Bank     1995      100,000       20,000         -0-          -0-         -0-        -0-      3,565.00
of Joliet


James T. Limacher                  1997      100,000       30,000         -0-          -0-         -0-        -0-      2,853.00
Senior Vice President of First     1996       94,000       30,000         -0-          -0-         -0-        -0-      3,239.00
National Bank of Joliet            1995       89,000       15,000         -0-          -0-         -0-        -0-      3,120.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


(1)  Represents Company contribution to 401K Plan.

PENSION PLAN

     FNB maintains the First National Bank of Joliet Retirement Plan (the
"Plan") to provide retirement benefits to eligible employees of the Company's subsidiary banks. Prior to November 1, 1991, only employees of FNB were covered by the Plan. Commencing on November 1, 1991, Plan coverage was extended to employees of SWSB, on January 1, 1992, Plan coverage was extended to employees of BOL, and on November 1, 1994, Plan coverage was extended to employees of CBP. Each year employer contributions to the Plan are required in amounts which are actuarially determined and are dependent upon participant age, service and compensation, benefit payments, and investment gains or losses of the trust fund. Upon attaining normal retirement age under the Plan (sixty-five (65) with at least 5 years of participation in the Plan), an eligible employee will be entitled to a monthly pension benefit. The benefit shall be equal to 1.25% of final average pay plus .625% of final average pay over the covered compensation amount (based on date of birth) times years of service (maximum 30 years), plus
 .5% of final average pay times years of service in excess of 30 years (maximum 5 years).

     Employees are eligible to participate in the Plan upon reaching age twenty-one (21) and the completion of a year of service. A year of service is
(i) the first twelve (12) consecutive months; or (ii) the first Plan year (November through October) thereafter, during which an employee completes at least 1,000 hours of service of employment with one or more of the subsidiary banks.

     Any participant in the Plan who terminates his employment for any reason other than retirement, disability or death, will be entitled to a percentage of his accrued benefits according to the following vesting schedule:


               YEARS OF SERVICE                   VESTED %
               ----------------                   --------
                      1                               0%
                      2                               0%
                      3                              20%
                      4                              40%
                      5                              60%
                      6                              80%
                      7                             100%

PENSION PLAN TABLE

     The following Pension Plan Table shows the estimated annual benefits payable upon retirement in 1997 for participants in the Plan at the specified compensation and years of service levels:

     ---------------------------------------------------------------------------
                                        YEARS OF SERVICE
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     COMPENSATION           15          20           25          30           35
     ---------------------------------------------------------------------------
       20,000            3,750       5,000        6,250       7,500        8,000
     ---------------------------------------------------------------------------
       40,000            8,503      11,337       14,171      17,006       18,006
     ---------------------------------------------------------------------------
       60,000           14,128      18,837       23,546      28,256       29,756
     ---------------------------------------------------------------------------
       80,000           19,753      26,337       32,921      39,506       41,506
     ---------------------------------------------------------------------------
      100,000           25,378      33,837       42,296      50,756       53,256
     ---------------------------------------------------------------------------
      120,000           31,003      41,337       51,671      62,006       65,006
     ---------------------------------------------------------------------------
      140,000           36,628      48,837       61,046      73,256       76,756
     ---------------------------------------------------------------------------
      150,000           39,440      52,587       65,734      78,881       82,631
     ---------------------------------------------------------------------------

     The normal retirement benefit for a retired eligible employee is based upon final average pay. Final average pay is determined by the average of the highest sixty (60) consecutive months compensation within the last ten (10) completed years of employment. Compensation greater than $150,000 prior to 1997 and compensation greater than $160,000 in 1997 exceeds the current qualified plan compensation limits. Special transition rules apply to benefits based on compensation above this level. Table benefits are computed based upon a life annuity and ten-year certain payment form.

     The years of credited service for named executive officers is as follows:

                                              YEARS OF CREDITED SERVICE
          NAME OF INDIVIDUAL                       TOWARDS PLAN
          ------------------                       ------------
          Kevin T. Reardon                              36
          Albert G. D'Ottavio                           33
          John J. Keigher                               36
          Jack A. Podlesny                              24
          James T. Limacher                             26

     THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE COMPANY SHALL NOT BE DEEMED TO INCLUDE THE FOLLOWING PERFORMANCE GRAPH AND RELATED INFORMATION UNLESS SUCH GRAPH AND RELATED INFORMATION IS SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The following chart illustrates the cumulative total return over the five year period from January 1, 1993 through December 31, 1997 based on a $100 investment made as of December 31, 1992. For purposes of the $100 invested in company common stock, it is assumed the dividends received during the five year measurement period were reinvested at the then current trading price for Company common stock. The cumulative total return also reflects the change in share price between the beginning and end of the measurement period. Changes in the NASDAQ Stock Market Composite and NASDAQ Bank indices over the same five year measurement period using an equal $100 investment made as of December 31, 1992 are presented to provide general comparisons to both a broad equity market index and a specific industry (banking) index.

                                       [GRAPH]

     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
                   CUMULATIVE TOTAL RETURN (MEASURED AS OF 12/31)*
     ----------------------------------------------------------------------
                               1992   1993    1994   1995    1996   1997
     ----------------------------------------------------------------------
      First National Bancorp   $100   $118    $139   $173    $209   $289
     ----------------------------------------------------------------------
      NASDAQ Bank Index        $100   $129    $131   $189    $238   $389
     ----------------------------------------------------------------------
      NASDAQ Composite         $100   $114    $110   $154    $189   $230
     ----------------------------------------------------------------------

          *  Total return assumes reinvestment of dividends

INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has appointed Crowe Chizek and Company LLP, independent auditors ("Crowe Chizek"), to be the Company's auditors for the fiscal year ending December 31, 1998, and recommends that the Shareholders ratify the appointment. In 1996, Crowe Chizek replaced McGladrey & Pullen, which had been the Company's auditors since 1986. The decision to engage new auditors, beginning with the audit for the fiscal year ending December 31, 1996, was recommended by the Company's management and approved by the Company's Board of Directors following the closing by McGladrey & Pullen of its Joliet, Illinois office and the receipt by the Company of various other proposals for auditing services. The reports of McGladrey & Pullen on the Company's consolidated financial statements for the years ended December 31, 1994 and December 31, 1995 did not contain any adverse opinion or a disclaimer of opinion, and the report was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1994 and December 31, 1995, and in the subsequent interim period, there were no unresolved issues, scope restrictions, unanswered questions or disagreements with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey & Pullen, would have caused McGladrey & Pullen to make reference to the matter in their report, and McGladrey & Pullen did not advise the Company that any of the events described in Item 304 (a)(1)(v) of Regulation S-K had occurred.

     During the Company's fiscal years ended December 31, 1994 and December 31, 1995 and the subsequent period prior to engaging Crowe Chizek, the Company (or anyone on the Company's behalf) did not consult Crowe Chizek regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; and as such no written report was provided to the Company and no oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of disagreement or a reportable event.

     A representative of Crowe Chizek is expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires. If the appointment of the new auditors is not ratified, the matter of the appointment of auditors will be considered by the Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS

     Any proposals of Shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Chairman of the Company at its principal executive offices at 78 North Chicago Street, Joliet, Illinois 60432 on or before October 21, 1998, to be considered for inclusion in the Company's Proxy Statement and proxy relating to such meeting.

OTHER BUSINESS

     The Board of Directors know of no other matters to be brought before the Annual Shareholders Meeting. If any other matters should properly come before the meeting, the persons named in the proxy will have the discretion to vote the proxy in accordance with their best judgment on those matters.

                          BY ORDER OF THE BOARD OF DIRECTORS
                                   Kevin T. Reardon
                                Chairman of the Board
                             and Chief Executive Officer

Joliet, Illinois
February 19, 1998

A COPY OF THE 1997 FORM 10-K (THE ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION) IS AVAILABLE FREE OF CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST
TO: MR. KEVIN T. REARDON, CHAIRMAN OF THE BOARD, FIRST NATIONAL BANCORP, INC., 78 NORTH CHICAGO STREET, JOLIET, ILLINOIS 60432.

                         FIRST NATIONAL BANCORP, INC.
                78 North Chicago Street, Joliet, Illinois 60432

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND
                     MAY BE REVOKED PRIOR TO ITS EXERCISE


              PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY
              __________________________________________________


KNOW ALL MEN BY THESE PRESENTS, that the undersigned Shareholder or Shareholders of First National Bancorp, Inc., ("Company"), do hereby nominate, constitute and appoint KEVIN T. REARDON and ALBERT G. D'OTTAVIO or any one of them (with substitution, for me or us and in my or our name, place and stead) to vote all the shares of common stock of the Company, standing in my or our name, on the Company's books as of the close of its business on Friday, February 06, 1998, at the Annual Meeting of Shareholders of the Company to be held at the office of First National Bank of Joliet, 78 North Chicago Street, Joliet, Illinois, on Thursday, March 12, 1998 at 3:00 p.m., or any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present. The shares are to be voted in accordance with my or our directions as follows:

1. The election of the twelve (12) persons listed below and in the Company's Proxy Statement dated February 19, 1998, as directors of the Company:
                             FOR ( )          WITHHOLD ( )

         Sheldon C. Bell          Paul A. Lambrecht     Louis R. Peyla
         George H. Buck           Harvey J. Lewis       Michael C. Reardon
         Albert G. D'Ottavio      Walter F. Nolan       Kevin T. Reardon
         Watson A. Healy          Charles R. Peyla      Howard E. Reeves

YOU MAY INDICATE YOUR DESIRE TO WITHHOLD AUTHORITY TO VOTE FOR ANY PERSON BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY PERSON.

     The Board of Directors recommends a vote "FOR" the election of the above listed persons as directors of the Company.

                                     (over)

2. Such other business as may be properly brought before the meeting or any adjournments or postponements thereof.

    If any other business is properly brought before said meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors.


    __________________________________      __________________________________
       (Signature of Shareholder                (Signature of Shareholder
           or Shareholders)                         or Shareholders)

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


DATED: ________________________, 1998